April 27, 2006
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
Gentlemen:
We have read Item 4 of Form 8-K dated April 19, 2006 and are in agreement with the statements as they pertain to us in Item 4.01 (a), with the following exceptions and clarifications:
•	We informed the Company that there was a material weakness in their internal controls over the preparation of financial statements. The internal controls failed to detect and/or disclose that warrants to purchase a significant portion of the Company were issued and outstanding prior to October 1, 2005.

•	The Company issued a press release on April 18, 2006. We had questions regarding statements in this press release that were communicated to the Company on April 18, 2006. At the time of our termination, these questions had not been resolved. At the time of our termination, we had not concluded if the press release complied with SEC rules and regulations, nor what the impact on the financial statements would be in the event of non-compliance. We also communicated our questions to the Chairman of the audit committee on April 20, 2006.

Subsequent to our termination, the Company issued an amended press release. We did not reach any conclusions regarding the amended press release.

•	The Company has authorized us to fully respond to the successor auditor’s inquires.
We have no basis to agree or disagree with the other statements contained in Item 4, including the statement that the decision to dismiss us was approved by the audit committee of the Board of Directors.
HEIN & ASSOCIATES LLP
717 17th Street, Suite 1600
Denver, Colorado 80202
Phone: 303-298-9600
Fax: 303-298-8118
www.heincpa.com